                                                                      EXHIBIT 19





                               POWER OF ATTORNEY

Know all men by these presents:


That I, LEO SLACK, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:

         Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of February, 1998.

                                           /s/ LEO SLACK
                                           ------------------------
                                           LEO SLACK

State of Pennsylvania
                           :ss
County of Chester

On this 25 day of Feb, 1998, before me personally appeared LEO SLACK, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                     /s/ [sig]
                                           -------------------------
Sept. 26, 2000                             Notary Public

                               POWER OF ATTORNEY

Know all men by these presents:

That I, A. Gilbert Heebner, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:

         Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 1997.

                                           /s/ A. GILBERT HEEBNER
                                           ------------------------
                                           A. Gilbert Heebner

Commonwealth of PENNSYLVANIA
                                   :ss
County of CHESTER

On this 23rd day of October, 1997, before me personally appeared A. Gilbert Heebner, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:                     /s/ JENNIFER J. AVILES
                                           -------------------------
                                           Notary Public

                                                  NOTARIAL SEAL
                                        JENNIFER J. AVILES, Notary Public
                                         Tredyffrin Twp., Chester County
                                       My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Edward Stouch, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:

         Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 1997.

                                           /s/ EDWARD STOUCH
                                           ------------------------
                                           Edward Stouch

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 23rd day of October 1997, before me personally appeared Edward Stouch, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:                     /s/ JENNIFER J. AVILES
                                           -------------------------
                                           Notary Public

                                               NOTARIAL SEAL
                                     JENNIFER J. AVILES, Notary Public
                                      Tredyffrin Twp., Chester County
                                    My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Alan Gart, a member of the Board of Directors of MARKET STREET
FUND, INC., do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:

         Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 1997.

                                           /s/ ALAN GART
                                           ------------------------
                                           ALAN GART

Commonwealth of PENNSYLVANIA
                                :SS
County of CHESTER

On this 23rd day of October 1997, before me personally appeared Alan Gart, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:                     /s/ JENNIFER J. AVILES
                                           -------------------------
                                           Notary Public

                                 NOTARIAL SEAL
                       JENNIFER J. AVILES, Notary Public
                        Tredyffrin Twp., Chester County
                      My Commission Expires July 24, 2000